EXHIBIT 32.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Genus, Inc. (the "Company") on Form 10-Q for the quarter ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Shum Mukherjee, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (3) the Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (4) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                   By:
                                      --------------------------
                                   Shum Mukherjee
                                   Chief Financial Officer
                                   Date:
                                        -------------


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